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                                                                   EXHIBIT 10.46

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                           WABASH NATIONAL CORPORATION



                                   ----------



                                SECOND AMENDMENT

                           Dated as of April 11, 2003


                                       To


                  AMENDED AND RESTATED NOTE PURCHASE AGREEMENT
                           Dated as of April 12, 2002


                                   ----------


      Re: $22,000,000 Adjustable Rate Senior Secured Notes, Series C, due
                                 March 30, 2004
$9,000,000 Adjustable Rate Senior Secured Notes, Series D, due December 17, 2004 $3,000,000 Adjustable Rate Senior Secured Notes, Series E, due March 13, 2005
        $13,000,000 Adjustable Rate Senior Secured Notes, Series F, due
                               December 17, 2006
        $20,000,000 Adjustable Rate Senior Secured Notes, Series G, due
                               December 30, 2008
                                      and
        $25,000,000 Adjustable Rate Senior Secured Notes, Series H, due
                               December 17, 2008



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

        SECOND AMENDMENT TO AMENDED AND RESTATED NOTE PURCHASE AGREEMENT

                  This Second Amendment dated as of April 11, 2003 (the or this "Second Amendment") to the Amended and Restated Note Purchase Agreement dated as of April 12, 2002 is among Wabash National Corporation, a Delaware corporation (the "Company"), the Subsidiary Guarantors (as defined below) and the several Purchasers party to the Note Agreement (collectively, the "Noteholders").

                                    RECITALS:

                  A. The Company and the Noteholders have heretofore entered into that certain Amended and Restated Note Purchase Agreement dated as of April 12, 2002 as amended by that certain First Amendment dated as of December 13, 2002 (as so amended, the "Note Agreement"). The Company has heretofore issued its $22,000,000 10.41% Senior Secured Notes, Series C, due March 30, 2004 bearing PPN 929566 D* 5 (the "Original Series C Notes"), dated April 12, 2002, its $9,000,000 10.56% Senior Secured Notes, Series D, due December 17, 2004 bearing PPN 929566 D@ 3 (the "Original Series D Notes"), dated April 12, 2002, its $3,000,000 10.61% Senior Secured Notes, Series E, due March 13, 2005 bearing PPN 929566 D# 1 (the "Original Series E Notes"), dated April 12, 2002, its $13,000,000 10.72% Senior Secured Notes, Series F, due December 17, 2006 bearing PPN 929566 E* 4 (the "Original Series F Notes"), dated April 12, 2002, its $20,000,000 10.78% Senior Secured Notes, Series G, due December 30, 2008 bearing PPN 929566 E@ 2 (the "Original Series G Notes"), dated April 12, 2002, and its $25,000,000 10.80% Senior Secured Notes, Series H, due December 17, 2008 bearing PPN 929566 E# 0 and dated April 12, 2002 (the "Original Series H Notes"; the Original Series C Notes, the Original Series D Notes, the Original Series E Notes, the Original Series F Notes, the Series G Notes and the Original Series H Notes are hereinafter collectively referred to as the "Original Notes") pursuant to the Note Agreement. The Noteholders are the holders of 100% of the principal amount of the Notes presently outstanding.

                  B. Apex Trailer Leasing & Rentals, L.P., a Delaware limited partnership ("Apex"), Cloud Oak Flooring Company, Inc., an Arkansas corporation ("Cloud"), Continental Transit Corporation, an Indiana corporation ("Continental"), FTSI Distribution Company, L.P., a Delaware limited partnership ("FTSI"), National Trailer Funding, L.L.C., a Delaware limited liability company ("National"), NOAMTC, Inc., a Delaware corporation ("NOAMTC"), Wabash Financing LLC, a Delaware limited liability company ("Wabash Financing"), Wabash National, L.P., a Delaware limited partnership ("Wabash National"), Wabash National Services, L.P., a Delaware limited partnership ("Services"), Wabash Technology Corp., a Delaware corporation ("Technology"), WNC Cloud Merger Sub, Inc., an Arkansas corporation ("WNC Cloud"), WNC Receivables Management Corp., a Delaware corporation ("Receivables"), and WTSI Technology Corp., a Delaware corporation ("WTSI") (Apex, Cloud, Continental, FTSI, National, NOAMTC, Wabash Financing, Wabash National, Services, Technology, WNC Cloud, Receivables and WTSI are hereinafter collectively referred to as the "Subsidiary Guarantors") have heretofore entered into that certain Amended and Restated Subsidiary Guarantee Agreement, dated as of April 12, 2002 (the "Subsidiary Guarantee Agreement") under and pursuant to which each of the Subsidiary Guarantors guaranteed the payment of the Original Notes and the performance by the Company of its obligations under the Note Agreement.

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                  C. The Company and the Noteholders desire to further modify the Note Agreement and to amend and restate the Notes to, among other things,
(i) amend certain covenants and related definitions, (ii) provide for additional collateral to secure the obligations represented by the Notes and the Note Guaranty, (iii) amend certain other provisions of the Note Agreement and (iv) provide that the amendment to the Note Agreement be effective as of the date hereof (the "Effective Date") in the respects, but only in the respects, hereinafter set forth. The Subsidiary Guarantors in connection with this Second Amendment desire to affirm their respective obligations under the Subsidiary Guarantee Agreement.

                  D. All requirements of law have been fully complied with and all other acts and things necessary to make this Second Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

                  NOW, THEREFORE, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this Second Amendment set forth in SS.5 hereof, the Company, the Subsidiary Guarantors and the Noteholders, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, do hereby agree as follows:

         Section 1 Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Note Agreement shall have the meaning assigned to such term in the Note Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Note Agreement shall from and after the date hereof refer to the Note Agreement as amended hereby.

         Section 2 Amendments.

                  2.1. Schedule B of the Note Agreement is amended by adding the following new defined terms in alphabetical order:

                  "Applicable Margin" shall mean the sum of (i) an amount equal to 0.50% for every 10% of negative variance from the Targeted Consolidated EBITDA Amount, (ii) 0.50% after the occurrence and during the continuation of the Leverage Valuation Ratio being determined at greater than 0.85 to 1 (which such Leverage Valuation Ratio is determined on a quarterly basis), (iii) 0.50% for every monthly occurrence of a negative Unadjusted Consolidated EBITDA and (iv) 0.20% for every month during which the "Additional Fee" (as identified and defined in Section 10.1(d) of the Fleet Participation Agreement) is payable under the Fleet Participation Agreement (a "Fleet Equivalent Increase"); provided that the amount calculated by adding the sum of the amounts set forth in clauses (i), (ii) and (iii) above shall not exceed 5.00% in the aggregate. Each calculation of the Applicable Margin will be determined and notice of the Company's determination will be provided to the Noteholders of the determination (with supporting financial information) as at the end of each calendar month and shall be applicable for the next succeeding calendar month and shall be determined without giving effect to, and shall not be additive of, the Applicable Margin determined in any previous month.

                  "Aggregate Closing Fees" shall be as defined in Section 3 of the Second Amendment.

                   "Deferred Principal Amount" means, with respect to each monthly repayment by the Company of principal in accordance with
         Section 8.1(b)(iii) and Section 8.2 hereof occurring on or after the Second Amendment Effective Date, but prior to January 1, 2004, the Series C-H Note Principal Allocation multiplied by the excess of (x) $4,958,333 minus (y) the actual amount of such repayment of the Notes made by the Company on the last day of each month pursuant to either
         Section 8.1(b)(ii) or Section 8.2; it being understood and agreed that each occurrence of such an excess will create a new and independent Deferred Principal Amount.

                  "Eligible Asset Impairment Charges" means up to $35,000,000 in the aggregate attributable to, without duplication, any charges incurred by the Company in its fiscal year ending on December 31, 2003 but only to the extent such charges relate solely and directly to the impairment of long-lived assets, goodwill and other intangible assets, all in accordance with GAAP.

                  "Eligible Miscellaneous Non-Cash Charges" means non-cash charges (including but not limited to non-cash losses on finance contracts, severance and other loss contingencies but excluding Eligible Asset Impairment Charges and Eligible Restructuring Charges), calculated in accordance with GAAP and, to the extent deducted in computing Consolidated Operating Income, incurred by the Company in its fiscal year ending on December 31, 2003 but only to the extent the aggregate amount of such non-cash charges do not exceed $10,000,000 in the aggregate.

                  "Eligible Restructuring Charges" means any charges incurred by the Company in its fiscal year ending on December 31, 2003 but only to the extent such charges (i) are incurred in accordance with GAAP and
         (ii) relate solely and directly to the restructuring, waiving or amending of the instruments and documents evidencing any of the Secured Obligations and other lines of credit, leases or other extensions of credit, including any amounts paid to any lenders, advisor fees and other related costs.

                  "Fleet Equivalent Increase" shall have the meaning assigned thereto in the definition of "Applicable Margin" herein.

                  "Fleet Participation Agreement" means that certain Amended and Restated Participation Agreement dated as of March 30, 2001 as currently in effect among Apex Trailer Leasing & Rentals, L.P., the Company, certain financial institutions from time to time party thereto, U.S. Bank National Association, as trustee and Fleet Capital Corporation individually and as owner participant, collateral agent and administrative agent, as such agreement may be amended, restated, supplemented or otherwise modified from time to time.

                  "Restructuring Fee" shall have the meaning assigned thereto in the Second Amendment.

                  "Second Amendment" means the Second Amendment to the Note Agreement dated as of April 11, 2003.

                  "Second Amendment Effective Date" means the "Effective Date" as defined in Recital C to this Second Amendment.

                  "Series C Adjustable Rate" means the rate per annum to be borne by the Series C Notes which shall be the sum of (i) the Applicable Margin plus (ii) 10.91%.

                  "Series C-H Second Amendment Closing Fee" means an amount equal to 0.625% of the current principal balance of the Notes on the Second Amendment Effective Date.

                  "Series D Adjustable Rate" means the rate per annum to be borne by the Series D Notes which shall be the sum of (i) the Applicable Margin plus (ii) 11.06%.

                  "Series E Adjustable Rate" means the rate per annum to be borne by the Series E Notes which shall be the sum of (i) the Applicable Margin plus (ii) 11.11%.

                  "Series F Adjustable Rate" means the rate per annum to be borne by the Series F Notes which shall be the sum of (i) the Applicable Margin plus (ii) 11.22%.

                  "Series G Adjustable Rate" means the rate per annum to be borne by the Series G Notes which shall be the sum of (i) the Applicable Margin plus (ii) 11.28%.

                  "Series H Adjustable Rate" means the rate per annum to be borne by the Series H Notes which shall be the sum of (i) the Applicable Margin plus (ii) 11.30%.

                  "Targeted Consolidated EBITDA Amount" means, for any period, the cumulative Consolidated EBITDA amount (measured from and after January 1, 2003) furnished on March 6, 2003 to the Holders as part of the Company's 2003 budget minus that portion of such cumulative Consolidated EBITDA amount which is attributable to the sale, from and after January 1, 2003, of any assets or any Subsidiary, to the extent permitted herein or otherwise approved by the Required Holders.

                  "Unadjusted Consolidated EBITDA" means, for any period, on a consolidated basis for the Company and its consolidated Subsidiaries, the sum of the amounts for such period, without duplication, of (i) Consolidated Operating Income, plus (ii) charges against income for foreign taxes and U.S. income taxes to the extent deducted in computing Consolidated Operating Income, plus (iii) Interest Expense to the extent deducted in computing Consolidated Operating Income, plus (iv) depreciation expense to the extent deducted in computing Consolidated Operating Income, plus (v) amortization expense, including, without limitation, amortization of goodwill and other intangible assets to the extent deducted in computing Consolidated Operating Income, plus (vi) Eligible Asset Disposition Charges to the extent deducted in computing Consolidated Operating Income, minus (a) the total interest income of the Company and its Subsidiaries to the extent included in computing Consolidated Operating Income and minus (b) the total tax benefit reported by the Company and its Subsidiaries to the extent included in computing Consolidated Operating Income.

                  2.2. Schedule B of the Note Agreement is further amended by amending and restating the following definitions in their entirety to read as follows:

                  "Consolidated EBITDA" means, for any period, on a consolidated basis for the Company and its consolidated Subsidiaries, the sum of the amounts for such period, without duplication, of (i) Consolidated Operating Income, plus (ii) charges against income for foreign taxes and U.S. income taxes to the extent deducted in computing Consolidated Operating Income, plus (iii) Interest Expense to the extent deducted in computing Consolidated Operating Income, plus
         (iv) depreciation expense to the extent deducted in computing Consolidated Operating Income, plus (v) amortization expense, including, without limitation, amortization of goodwill and other intangible assets to the extent deducted in computing Consolidated Operating Income, plus (vi) Eligible Asset Disposition Charges to the extent deducted in computing Consolidated Operating Income, plus (vii) Eligible Asset Impairment Charges to the extent deducted in computing Consolidated Operating Income, plus (viii) Eligible Miscellaneous Non-Cash Charges to the extent deducted in computing Consolidated Operating Income, plus (ix) Eligible Restructuring Charges to the extent deducted in computing Consolidated Operating Income, minus (a) the total interest income of the Company and its Subsidiaries to the extent included in computing Consolidated Operating Income and minus
         (b) the total tax benefit reported by the Company and its Subsidiaries to the extent included in computing Consolidated Operating Income.

                  "Consolidated Equity" means as of the date of any determination thereof for any relevant period, the total stockholders' equity of the Company and its Subsidiaries on a consolidated basis, as determined in accordance with GAAP, plus the sum of the amounts for such period, without duplication, of (i) foreign currency translation and transaction gains and losses, (ii) all charges against income for foreign taxes and U.S. income taxes, (iii) Eligible Asset Disposition Charges, (iv) Eligible Asset Impairment Charges, (v) Eligible Non-Cash Miscellaneous Charges, and (vi) Eligible Restructuring Charges.

                  "Default Rate" means that rate of interest that is the greater of (a) the Series C Adjustable Rate plus 2% per annum in case of the Series C Notes, the Series D Adjustable Rate plus 2% per annum in case of the Series D Notes, the Series E Adjustable Rate plus 2% per annum in case of the Series E Notes, the Series F Adjustable Rate plus 2% per annum in case of the Series F Notes, the Series G Adjustable Rate plus 2% per annum in case of the Series G Notes, the Series H Adjustable Rate plus 2% per annum in case of the Series H Notes, or (b) 2% over the rate of interest publicly announced by JP Morgan Chase Bank of New York in New York City, New York as its "base" or "prime" rate.

                  "Eligible Asset Disposition Charges" means charges, calculated in accordance with GAAP, incurred by the Company in its fiscal year ending on December 31, 2003 but only to the extent (i) such charges relate solely and directly to the sales of assets and properties permitted under SECTION 10.2(B) (including without limitation charges composed of brokerage and investment banking fees, rental and used trailer disposition fees and charges and other disposition transaction costs) and (ii) the proceeds of such sales are used to prepay Indebtedness of the Company and its Subsidiaries to the extent permitted hereunder.

                  2.3. The second and third full paragraphs of SECTION 1.1 of the Note Agreement are hereby amended and restated as follows:

                  "Upon the Second Amendment Effective Date the Company will amend and restate the Notes (other than the Original Series B Notes) in the forms of EXHIBITS 1-6 attached to the Second Amendment. Reference in this Agreement to the "Series C Notes" shall be a reference to the Series C Notes as amended and restated in the form of EXHIBIT 1 together with the applicable PIK Notes related thereto. Reference in this Agreement to the "Series D Notes" shall be a reference to the Series D Notes as amended and restated in the form of EXHIBIT 2 together with the applicable PIK Notes related thereto. Reference in this Agreement to the "Series E Notes" shall be a reference to the Series E Notes as amended and restated in the form of EXHIBIT 3 together with the applicable PIK Notes related thereto. Reference in this Agreement to the "Series F Notes" shall be a reference to the Series F Notes as amended and restated in the form of EXHIBIT 4 together with the applicable PIK Notes related thereto. Reference in this Agreement to the "Series G Notes" shall be a reference to the Series G Notes as amended and restated in the form of EXHIBIT 5 together with the applicable PIK Notes related thereto. Reference in this Agreement to the "Series H Notes" shall be a reference to the Series H Notes as amended and restated in the form of EXHIBIT 6 together with the applicable PIK Notes related thereto. Upon the Second Amendment Effective Date the Company will amend and restate the PIK Notes in the forms of EXHIBIT 7 and 8 attached to the Second Amendment. Reference in this Agreement to the "Notes" shall be a reference to the Notes and PIK Notes as so amended and restated in EXHIBITS 1-8 attached to the Second Amendment with such changes therefrom, if any, as may be approved by you and the Company. The Notes shall be substantially in the form set out in EXHIBITS 1-8, respectively, to the Second Amendment, with such changes therefrom, if any, as may be approved by you and the Company. Certain capitalized terms used in this Agreement are defined in Schedule B; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or Exhibit to this Agreement.

                  Each of the Notes shall bear interest from the date thereof until such note shall become due and payable in accordance with the terms thereof and hereof (whether at maturity by acceleration or otherwise) at the applicable adjustable rate. Interest on each note shall be computed on the basis of a 360-day year of twelve 30-day months. Notwithstanding the foregoing, the Company shall pay interest on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount at the applicable Default Rate in accordance with the Notes and the terms hereof."

                  2.4. SECTION 4.11(B) of the Note Agreement shall be amended and restated in its entirety as follows:

                  "(b) The Company shall have issued to each Holder (other than to the Series C Holders) a promissory grid note in substantially the form of EXHIBIT 8 (each a "Make-Whole Note" and collectively, the "Make-Whole Notes") which shall evidence the payment by the Company to each such Holder of the applicable Make-Whole Amount upon the prepayment of the Notes (other than the Series C Notes) in accordance with the terms and provisions of SECTION 8.1(B). Interest on the Make-Whole Notes shall accrue monthly, shall be computed at a rate equal to (i) in the case of the Make-Whole Notes held by the Series D Holders, at the Series D Adjustable Rate per annum, (ii) in the case of the Make-Whole Notes held by the Series E Holders, at the Series E Adjustable Rate per annum, (iii) in the case of the Make-Whole Notes held by the Series F Holders, at the

         Series F Adjustable Rate per annum, (iv) in the case of the Make-Whole Notes held by the Series G Holders, at the Series G Adjustable Rate per annum, and (v) in the case of the Make-Whole Notes held by the Series H Holders, at the Series H Adjustable Rate per annum, and shall be added to the interest-bearing principal amount of the Make-Whole Notes."

                  2.5. SECTION 7.1(A)(I) of the Note Agreement is amended to insert the following immediately after the reference to "As soon as practicable and in any event" appearing therein:

         "(A) By no later than fifteen (15) days after the end of each monthly accounting period of the Company, the following (prepared in such format and detail as is required by the Holders): (1) a statement of projected cash sources and uses of the Company and its Subsidiaries for the 13 calendar weeks following such monthly accounting period and a report (to the extent requested by the Holders from time to time) containing management's discussion and analysis of such projections and
         (2) a statement of cash sources and uses for the immediately preceding monthly accounting period of the Company and for such historical period as is reasonably required by the Holders, in comparative form against the figures and for the corresponding date and period in the projected cash flow statements required under the foregoing subsection (1); the foregoing statements required under subsections (1) and (2) being duly certified by the chief financial officer or treasurer of the Company,
         (B) Concurrently with the delivery of each monthly report and information under the Fleet Participation Agreement (including without limitation under Section 6.1(e)(vii) thereof), the Company shall deliver to the Noteholders copies of such reports and information and any other information relevant to the calculation and determination of the Fleet Equivalent Increase and (C)"

                  2.6. SECTION 8.1(B) of the Note Agreement is amended and restated in its entirety as follows:

                  "(b) With Make-Whole Premium.

                           (i) On the last day of each month commencing with
                  April 30, 2002 through and including December 31, 2002, the Company will prepay the Notes in an aggregate principal amount equal to the product of the Series C-H Note Principal Allocation times $1,166,667, together with the Make-Whole Amount payable with respect thereto; provided that no portion of such prepayment shall be applied to any Deferral Fee Note or Make-Whole Note.

                           (ii) On the last day of each month commencing with
                  January 31, 2003 through April 30, 2003, the Company will prepay the Notes in an aggregate principal amount equal to the product of the Series C-H Note Principal Allocation times $4,958,333, together with the Make-Whole Amount payable with respect thereto; provided that no portion of such prepayment shall be applied to any Deferral Fee Note or Make-Whole Note.

                           (iii) On the last day of each month commencing with
                  May 31, 2003 through December 31, 2003, the Company will prepay the Notes in an aggregate principal amount equal to the product of the Series C-H Note Principal Allocation times $2,479,167, together with the Make-Whole Amount payable with respect thereto; provided that no portion of such prepayment shall be applied to any Deferral Fee Note or Make-Whole Note; further provided however that the Company will prepay the Notes in an aggregate principal amount equal to the aggregate amount of the Deferred Principal Amounts on January 15, 2004, together with the Make-Whole Amount payable with respect thereto.

                           (iv) On the last day of each month commencing with
                  January 31, 2004 through March 30, 2004, the Company will prepay the Notes in an aggregate principal amount equal to the product of the Series C-H Note Principal Allocation times $4,958,333, together with the Make-Whole Amount payable with respect thereto; provided that no portion of such prepayment shall be applied to any Deferral Fee Note or Make-Whole Note.

                           (v) Within three Business Days after the end of each
                  fiscal quarter of the Company (commencing with the fiscal quarter ending on March 31, 2004), the Company will prepay the Notes in an aggregate principal amount equal to the product of the Series C-H Note Principal Allocation times the Excess Cash Flow if positive, for such quarter, together with the Make-Whole Amount payable with respect thereto; provided that no portion of such prepayment shall be applied to any Deferral Fee Note or Make-Whole Note.

                           (vi) All prepayments made under and pursuant to this
                  SECTION 8.1(B) shall be applied in accordance with the terms and provisions of SECTION 8.3. All amounts of Make-Whole Amount due and payable with respect to such prepayments shall be added to the outstanding principal amount of the Make-Whole Notes and an appropriate entry on the grid attached thereto shall be made by each holder of such Make-Whole Notes."

                  2.7. Section 8 of the Note Agreement is amended to insert new
SECTION 8.7 thereto which shall read as follows:

                  "8.7 Deferral Fee; Restructuring Fee. In addition to all other amounts otherwise payable under the Notes (as amended and restated in accordance herewith), the Company shall pay, by no later than January 15, 2004, (x) the Restructuring Fee and (y) a fee to the Holders of the Notes in accordance with their Pro Rata Shares in an amount equal to the aggregate of (i) interest on each Deferred Principal Amount at a rate per annum equal to 2.00% above the rate of interest otherwise payable under each respective series of Notes (as amended and restated in accordance herewith) of the Deferred Principal Amount from the date such Deferred Principal Amount is determined under this Agreement until the date such Deferred Principal Amount has been paid in full and (ii) interest on each Deferred Principal Amount at a rate per annum equal to 1.00% above the rate of interest otherwise payable under each respective series of Notes (as amended and restated in accordance herewith) of such Deferred Principal Amount on the day before the Deferred Principal Amount has been paid in full and from the date such Deferred Principal Amount has been paid in full (through voluntary prepayments pursuant to SECTION 8.2 hereof) to, but not including January 15, 2004. Each such voluntary prepayment shall be applied to the earliest occurring Deferred Principal Amount and, after the same has been paid in full, thereafter to each immediately succeeding Deferred Principal Amount until all outstanding Deferred Principal Amounts have been paid in full. On January 15, 2004, the Company shall pay all outstanding Deferred Principal Amounts. The Company agrees that in connection with any payment of fees payable to
         (a) the Lenders under the Credit Agreement, or (b) the holders under the Series A Note Purchase Agreements or the Series I Note Purchase Agreement, that is similar to the interest payable to the Noteholders on Deferred Principal Amount and set forth in this Section 8.7, the Company shall concurrently pay to the Noteholders a pro rata amount of such payment."

                  2.8. SECTION 9 of the Note Agreement is amended to insert a new SECTION 9.18 thereto which shall read as follows:

                  "9.18 Canadian Guaranty and Collateral. By no later than May 31, 2003, the Company shall (i) cause its Canadian Subsidiary to execute and deliver to the Holders, a guarantee of the Obligations pursuant to a guaranty agreement, or supplement thereto, in form and substance satisfactory to the Holders and their counsel, (ii) cause its Canadian Subsidiary to execute and deliver to the Collateral Agent a general security agreement, or supplement thereto, in form and substance satisfactory to the Collateral Agent and its counsel, (iii) execute and deliver a Pledge Agreement, or supplement thereto, pledging 100% of the capital stock of its Canadian Subsidiary and (iv) deliver to the Holders corporate resolutions and other documentation (including legal opinions, Personal Property Security Act financing statements and such other instruments and documents as are requested by, and in form and substance satisfactory to, the Holders and their counsel) related to the delivery of the foregoing agreements; provided that the Company may elect not to provide that portion or amount of the collateral described above and evidenced by any of the foregoing instruments and documents to the extent but only to the extent that delivery of such collateral would cause its Canadian Subsidiary's accumulated and undistributed earnings and profits to be deemed to be repatriated to the Company or a Domestic Subsidiary for U.S. federal income tax purposes and the effect of such repatriation would be to cause materially adverse tax consequences for the Company."

                  2.9. SECTIONS 10.3(A), (B), (C), (D), (E) and (F) of the Note Agreement are amended and restated in their entireties as follows:

                  "(a)  Intentionally Omitted.

                  (b) Minimum Consolidated Equity. The Company shall, as of the last day of each of the fiscal quarters specified below, maintain Consolidated Equity at an amount not less than the applicable "Minimum Consolidated Equity" specified below:

                               Fiscal Quarter Ending           Minimum Consolidated Equity
                               ---------------------           ---------------------------
                          March 31, 2003                               $40,000,000
                          June 30, 2003                                $35,000,000
                          September 30, 2003                           $30,000,000
                          December 31, 2003                            $25,000,000

                  (c) Maximum Leverage Valuation Ratio. The Company shall not permit, as of the last day of each of the fiscal quarters specified below, the Leverage Valuation Ratio to exceed the applicable "Maximum Leverage Valuation Ratio" specified below:

                               Fiscal Quarter Ending        Maximum Leverage Valuation Ratio
                               ---------------------        --------------------------------
                          March 31, 2003                                0.95 to 1
                          June 30, 2003                                 0.95 to 1
                          September 30, 2003                            0.95 to 1
                          December 31, 2003                             0.95 to 1

                  (d) Minimum Consolidated EBITDA. The Company shall, as of the last day of each of the fiscal quarters specified below, maintain Consolidated EBITDA, determined on a cumulative basis from January 1, 2003 through each determination set forth below, at an amount equal to or greater than the respective amounts set forth below:

                                                                  Minimum Cumulative
                                   Quarter Ending                 Consolidated EBITDA
                                   --------------                 -------------------
                          March 31, 2003                               $         0
                          June 30, 2003                                $ 5,000,000
                          September 30, 2003                           $15,000,000
                          December 31, 2003                            $20,000,000

                  (e) Minimum Interest Coverage Cash Collateral. The Company shall, by no later than December 31, 2002, enter into a Cash Collateral Agreement and, by no later than one (1) Business Day prior to the first day of each fiscal quarter of the Company ending on or after March 31, 2003, deposit funds (the "Cash Collateral Funds") with the Collateral Agent in an amount not less than the aggregate amount of interest required to be paid, through the end of the immediately succeeding fiscal quarter, under the Note Agreement, the Series A Note Purchase Agreements, the Series I Note Purchase Agreements, and under the Credit Agreement; provided that (i) in the case of interest required to be paid through the end of the fiscal quarter ending on March 31, 2004, the Company may deposit Cash Collateral Funds on or before (but not after) January 15, 2004 and (ii) it being understood and agreed that if, at any time subsequent to the date Cash Collateral Funds are deposited, the aggregate amount of interest required to be so paid increases, the Company shall promptly, and in any event within three
         (3) Business Days after demand by the Agent under the Credit Agreement or by the holders of the Senior Notes, deposit additional funds with the Collateral Agent in an aggregate amount not less than the amount of such increase.

                  (f) Maximum Capital Expenditures. The Company will not, and will not permit any Subsidiary to, expend for Capital Expenditures during any fiscal year of the Company and its Subsidiaries, in excess of $4,000,000 in the aggregate for the Company and its Subsidiaries."

                  2.10. SECTION 11(B)(II) of the Note Agreement is amended by inserting "or SECTION 9.18" immediately after the reference to "SECTION 9.16" appearing therein.

                  2.11. SECTION 11 of the Note Agreement is amended to add a new subsections (s) and (t) which shall read as follows:

                  "(s) Failure to Deliver Refinancing Commitment Letter. The Company shall fail to deliver, by no later than January 31, 2004, a binding commitment evidenced by a commitment letter (which terms shall be in form and substance satisfactory to the Required Secured Parties as defined in the Intercreditor Agreement) from a bank, institutional lender or other qualified lending source to pay in full on or before March 30, 2004, the Secured Obligations as defined in the Intercreditor Agreement.

                  (t) Fleet Cross Default. A default or breach under the Fleet Participation Agreement shall occur, regardless of whether such default is waived or whether any right with respect to such default or breach is exercised (including, without limitation, any default or breach arising out of a failure by the Company to deliver a business plan as required by Section 6.1(o) thereof."

                  2.12. EXHIBIT 7.1(B) to the Note Agreement is amended in its entirety by substituting therefor AMENDED EXHIBIT 7.1(B) attached to this Second Amendment.

                  2.13. EXHIBITS 1 through 8 of the Note Agreement are amended in their entirety by substituting therefor AMENDED EXHIBITS 1 through 8 attached to this Second Amendment.

         SECTION 3 Payment of Second Amendment Closing Fees and Restructuring
Fee.

         (a) The Company acknowledges that upon the Effective Date and as a condition to the effectiveness of this Second Amendment it is required to pay
(i) the Series C-H Second Amendment Closing Fee (plus any reimbursement for out of pocket costs and expenses) to the Holders of the Notes in connection with, and as required by, this Second Amendment, and (ii) the closing fees to (a) the Lenders in connection with and as required by, comparable amendments to the Credit Agreement, (b) the holders in connection with and as required by, comparable amendments to the Series A Note Purchase Agreements and the Series I Note Purchase Agreement, (c) General Electric Capital Corporation in connection with and as required by, comparable amendments to the Receivables Purchase Documents, and (d) Fleet Capital Corporation in connection with, and as required by, comparable amendments to the Lease Agreements evidencing the Fleet Lease Transaction (collectively, the "Aggregate Closing Fees"). In lieu of paying the entire balance of the Aggregate Closing Fees on the Effective Date, the Company may defer a portion of the Series C-H Second Amendment Closing Fee in an amount equal to the amount obtained by multiplying (x) the Series C-H Deferred Fee Allocation by (y) the Aggregate Closing Fees in excess of $2,000,000 payment of which is deferred on the Effective Date; provided, however, that the Company shall pay, by no later than January 15, 2004 (a) the then unpaid balance of the Series C-H Second Amendment Closing Fee and (b) a deferral fee to the Holders in accordance with their Pro Rata Shares on the Deferred Fee Amount at a rate per annum equal to the sum of (A) the rate of interest applicable to each respective Series of Notes plus (B) (1) 2.00% from the Effective Date until the date such Deferred Fee Amount has been paid in full plus (2) 1.00% per annum of the Deferred Fee Amount balance on the day immediately prior to the date the Deferred Fee Amount is paid in full and for the period from the date such Deferred Fee Amount has been paid in full until January 15, 2004. For purposes of this SECTION 3, "Deferred Fee Amount" means, with respect to the Series C-H Second Amendment Closing Fee, the Series C-H Note Principal Allocation multiplied by the excess of (x) the actual amount of the Aggregate Closing Fees minus (y) the actual amount of the Aggregate Closing Fees paid by the Company on the Effective Date, which amount shall not be less than $2,000,000 and "Series C-H Deferred Fee Allocation" means at any time, the percentage determined by dividing (a) the amount of the Series C-H Second Amendment Closing Fees payable to the Noteholders as required by, and in connection with, this Second Amendment by (b) the Aggregate Closing Fees.

                  (b) The Company hereby covenants and agrees to pay, on January 15, 2004, a restructuring fee to the Noteholders in an amount equal to 0.25% of the outstanding principal balance of the Notes (excluding the Make-Whole Notes and the Deferral Fee Notes) as of January 15, 2004 (the "Restructuring Fee"). The Restructuring Fee shall be payable to the Noteholders pro rata in proportion to the Notes held by each Noteholder and shall be non-refundable and is deemed to be fully earned on the Second Amendment Effective Date.

         SECTION 4 Representations and Warranties of the Company. To induce the Noteholders to execute and deliver this Second Amendment (which representations shall survive the execution and delivery of this Second Amendment), each of the Company and the Subsidiary Guarantors represent and warrant to the Noteholders that:

                  (a) since December 31, 2002, there has been no change in the condition, financial or otherwise, of the Company and its Subsidiaries as shown on the consolidated balance sheet as of such date except changes in the ordinary course of business, none of which individually or in the aggregate has had, or reasonably could be expected to have, a Material Adverse Effect;

                  (b) this Second Amendment and the Notes have been duly authorized, executed and delivered by it and this Second Amendment and the Notes constitute the legal, valid and binding obligation, contract and agreement of the Company and Subsidiary Guarantors enforceable against each of them in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or in law);

                  (c) the Note Agreement, as amended by this Second Amendment, constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation, contract and agreement of the Company enforceable against the Company in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or in law);

                  (d) the execution, delivery and performance by the Company and the Subsidiary Guarantors of this Second Amendment and the Notes (i) have been duly authorized by all requisite corporate action and, if required, shareholder action, (ii) do not require the consent or approval of any governmental or regulatory body or agency, and (iii) do not and will not (A) violate (1) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any material indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound, including, without limitation, the Note Agreement, or (B) result in a breach or constitute (along or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this SS.4(D);

                  (e) as of the date hereof and after giving effect to this Second Amendment, no Default or Event of Default has occurred which is continuing;

                  (f) all the representations and warranties contained in
SECTION 5 of the Note Agreement are true and correct in all material respects with the same force and effect as if made by the Company on and as of the date hereof; and

                  (g) except as specifically set forth herein and comparable fees as set forth in the separate amendments dated as of the date hereof to each of the Specified Agreement, the Company has not paid or agreed to pay any fee or other compensation to any party to the Specified Agreements in connection with the amendment of the Note Agreement or the Notes.

         SECTION 5 Affirmation of Subsidiary Guarantee Agreement. Each of the Subsidiary Guarantors hereby affirm each of their obligations under the Subsidiary Guarantee Agreement after giving effect to this Second Amendment.

         SECTION 6 Conditions to Effectiveness of this Second Amendment. Subject to the proviso below, this Second Amendment shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied:

                  (a) executed counterparts of this Second Amendment, duly executed by the Company, the Subsidiary Guarantors and the holders of 100% of the outstanding principal amount of the Notes, shall have been delivered to the Noteholders;

                  (b) the Company shall have issued the amended and restated Notes in accordance with this Second Amendment to each Purchaser upon surrender by it of the Original Notes (other than the Original Series B Notes) for cancellation by the Company and all accrued and unpaid interest through the Second Amendment Effective Date shall have been paid in full (including, without limitation, interest due and payable at the Series C through H Adjustable Rates, respectively, on the Notes for the period from and after February 27, 2003 to the Second Amendment Effective Date); provided that upon the satisfaction of the foregoing conditions precedent, the amendments set forth in this Second Amendment relating to the respective Adjustable Rates shall be effective as of February 27, 2003 and the amounts added to the Make-Whole Notes for February 28, 2003 and March 31, 2003 shall be adjusted accordingly;

                  (c) the representations and warranties of the Company and the Subsidiary Guarantors set forth in SS.4 hereof are true and correct on and with respect to the date hereof;

                  (d) subject only to the allowable deferral under SECTION 3 hereof, the Company shall have paid the Aggregate Closing Fees;

                  (e) the Company shall have paid the reasonable fees and expenses of McDermott, Will & Emery, special counsel to the Noteholders, and Mayer, Brown, Rowe & Maw, special counsel to a Noteholder, in each case in connection with the negotiation, preparation, approval, execution and delivery of this Second Amendment; and

                  (f) the Noteholders shall have received similar executed amendments to the Credit Agreement, the Series A Note Purchase Agreements, the Series I Note Purchase Agreement, the Receivables Purchase Agreement and the Receivables Sale Agreement and the lease agreements evidencing the Fleet Lease Transaction (collectively, the "Specified Agreements") in form and substance satisfactory to the Noteholders and all conditions precedent to the effectiveness of each such amendment shall have been satisfied.

         SECTION 7 Consent to Amendments to Documents. In connection with the amendments specified herein, the Company has informed the Noteholders of its intention to amend the Series A Note Agreements, the Series I Note Agreement, the Credit Agreement, the Receivables Purchase Agreement and the Receivables Sale Agreement and the lease agreements evidencing the Fleet Lease Transactions, in each case in a manner similar to the amendments hereunder. At the Company's request, the Noteholders consent to such amendments.

         SECTION 8 Miscellaneous.

                  (a) This Second Amendment shall be construed in connection with and as part of the Note Agreement, and except as modified and expressly amended by this Second Amendment, all terms, conditions and covenants contained in the Note Agreement are hereby ratified and shall be and remain in full force and effect.

                  (b) Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Second Amendment may refer to the Note Agreement without making specific reference to this Second Amendment, but nevertheless all such references shall include this Second Amendment unless the context otherwise requires.

                  (c) The descriptive headings of the various Sections or parts of this Second Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

                  (d) This Second Amendment shall be governed by and construed in accordance with Illinois law, excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                  (e) The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this Second Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                              WABASH NATIONAL CORPORATION

                                  By: ____________________________________
                                  Christopher A. Black, Vice President &
                                  Treasurer


                              APEX TRAILER LEASING & RENTALS, L.P.

                              By: Wabash National Corporation, its general
                                  partner


                                  By: ____________________________________
                                  Christopher A. Black, Vice President &
                                  Treasurer


                              CLOUD OAK FLOORING COMPANY, INC.


                                  By: ____________________________________
                                  Christopher A. Black, Authorized
                                  Representative


                              CONTINENTAL TRANSIT CORPORATION


                                  By: ____________________________________
                                  Christopher A. Black, Authorized
                                  Representative


                              FTSI DISTRIBUTION COMPANY, L.P.

                              By: NOAMTC, Inc., its general partner


                                  By: ____________________________________
                                  Christopher A. Black, Authorized
                                  Representative

                              NATIONAL TRAILER FUNDING, L.L.C.

                              By: NOAMTC, INC., its Member


                                  By: ____________________________________
                                  Christopher A. Black, Authorized
                                  Representative


                              NOAMTC, INC.


                                  By: ____________________________________
                                  Christopher A. Black, Authorized
                                  Representative


                              WNC CLOUD MERGER SUB, INC.


                                  By: ____________________________________
                                  Christopher A. Black, Authorized
                                  Representative



                              WNC RECEIVABLES MANAGEMENT CORP.


                                  By: ____________________________________
                                  Christopher A. Black, Secretary


                              WTSI TECHNOLOGY CORP.


                                  By: ____________________________________
                                  Christopher A. Black, Authorized
                                  Representative


                              WABASH FINANCING LLC


                                  By: ____________________________________
                                  Christopher A. Black, Authorized
                                  Representative

                              WABASH NATIONAL SERVICES, L.P.

                              By: Wabash National Trailor Centers, Inc., its
                                  general partner


                                  By: ____________________________________
                                  Christopher A. Black, Authorized
                                  Representative


                              WABASH TECHNOLOGY CORP.



                                  By: ____________________________________
                                  Christopher A. Black, Authorized
                                  Representative

Accepted and Agreed:

                              THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

                              By: ________________________________________

                              Name: ______________________________________

                              Title: _____________________________________

Accepted and Agreed:

                              PRINCIPAL LIFE INSURANCE COMPANY


                              By: Principal Global Investors, LLC, a Delaware
                                    limited liability company, its authorized
                                    signatory


                              By: ________________________________________

                              Name: ______________________________________

                              Title: _____________________________________


                              By: ________________________________________

                              Name: ______________________________________

                              Title: _____________________________________

Accepted and Agreed:

                              GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY



                              By: ________________________________________

                              Name: ______________________________________

                              Title: _____________________________________


                              By: ________________________________________

                              Name: ______________________________________

                              Title: _____________________________________

Accepted and Agreed:

                              THE GREAT-WEST LIFE ASSURANCE COMPANY



                              By: ________________________________________

                              Name: ______________________________________

                              Title: _____________________________________


                              By: ________________________________________

                              Name: ______________________________________

                              Title: _____________________________________

Accepted and Agreed:

                              AMERICAN FAMILY LIFE INSURANCE COMPANY



                              By: ________________________________________

                              Name: ______________________________________

                              Title: _____________________________________

Accepted and Agreed:

                              MODERN WOODMEN OF AMERICA



                              By: ________________________________________

                              Name: ______________________________________

                              Title: _____________________________________

Accepted and Agreed:

                              STATE FARM LIFE INSURANCE COMPANY



                              By: ________________________________________

                              Name: ______________________________________

                              Title: _____________________________________


                              By: ________________________________________

                              Name: ______________________________________

                              Title: _____________________________________

Accepted and Agreed:

                              THE STANDARD INSURANCE COMPANY



                              By: ________________________________________

                              Name: ______________________________________

                              Title: _____________________________________

Accepted and Agreed:

                              AMERICAN STATES LIFE INSURANCE COMPANY



                              By: ________________________________________

                              Name: ______________________________________

                              Title: _____________________________________

Accepted and Agreed:

                              SECURITY CONNECTICUT LIFE INSURANCE COMPANY

                              By: ING Investment Management, LLC, as Agent


                              By: ________________________________________

                              Name: ______________________________________

                              Title: _____________________________________

Accepted and Agreed:

                              THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                              By: Delaware Lincoln Investment Advisers, a Series
                                     of Delaware Management Business Trust,
                                     Its Attorney-in-Fact


                              By: ________________________________________

                              Name: Bradley S. Ritter

                              Title: VP

Accepted and Agreed:

                              LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                              By: Delaware Lincoln Investment Advisers, a Series
                                     of Delaware Management Business Trust,
                                     Its Attorney-in-Fact


                              By: ________________________________________

                              Name: Bradley S. Ritter

                              Title: VP

Accepted and Agreed:

                              LINCOLN NATIONAL HEALTH & CASUALTY INSURANCE
                              COMPANY


                              By: Swiss Re Asset Management (Americas), Inc.,
                                     Its Attorney-in-Fact


                              By: ________________________________________

                              Name: ______________________________________

                              Title: _____________________________________

Accepted and Agreed:

                              LINCOLN NATIONAL REASSURANCE COMPANY

                              By: Swiss Re Asset Management (Americas), Inc.,
                                     Its Attorney-in-Fact


                              By: ________________________________________

                              Name: ______________________________________

                              Title: _____________________________________

Accepted and Agreed:

                              SONS OF NORWAY


                              By: Delaware Lincoln Investment Advisers, a Series
                                     of Delaware Management Business Trust,
                                     Its Attorney-in-Fact


                              By: ________________________________________

                              Name: Bradley S. Ritter

                              Title: VP

                                 [FORM OF NOTE]


                           WABASH NATIONAL CORPORATION


        ADJUSTABLE RATE SENIOR SECURED NOTE, SERIES C, DUE March 30, 2004

No. _________                                                    April 11, 2003
$____________                                               PPN _______________

         FOR VALUE RECEIVED, the undersigned, WABASH NATIONAL CORPORATION (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to ________________, or registered assigns, the principal sum of ________________ DOLLARS on March 30, 2004, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the Series C Adjustable Rate (as defined in the Note Purchase Agreement referred to below) per annum from the date hereof, payable monthly, on the last day of each calendar month in each year, commencing with the last day of April, 2003, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable monthly as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) the Default Rate (as defined in the Note Purchase Agreement referred to below) or (ii) 2% over the rate of interest publicly announced by JP Morgan Chase Bank of New York from time to time in New York, New York as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Chicago, Illinois or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

         This Note is one of the Adjustable Rate Senior Secured Notes, Series C, due March 30, 2004 (the "Series C Notes") of the Company in the aggregate principal amount of $22,000,000 which, together with the Company's $9,000,000 aggregate principal amount of Adjustable Rate Senior Secured Notes, Series D, due December 17, 2004 (the "Series D Notes"), the Company's $3,000,000 aggregate principal amount of Adjustable Rate Senior Secured Notes, Series E, due March 13, 2005 (the "Series E Notes"), the Company's $13,000,000 aggregate principal amount of Adjustable Rate Senior Secured Notes, Series F, due December 17, 2006 (the "Series F Notes"), the Company's $20,000,000 aggregate principal amount of Adjustable Rate Senior Secured Notes, Series G, due December 30, 2008 (the "Series G Notes") and the Company's $25,000,000 aggregate principal amount of Adjustable Rate Senior Secured Notes, Series H, due December 17, 2008 (the "Series H Notes", said Series H Notes, together with the Series C Notes, the Series D Notes, the Series E Notes, the Series F Notes and the Series G Notes being hereinafter referred to collectively as the "Notes"), are issued and outstanding pursuant to the


                                AMENDED EXHIBIT 1
                              (to Second Amendment)

Amended and Restated Note Purchase Agreement, dated as of April 12, 2002 (as from time to time amended, the "Note Purchase Agreement"), among the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in SECTION 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in SECTION
6.2 of the Note Purchase Agreement.

         This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

         This Note is equally and ratably secured by the Collateral Documents (as defined in the Note Purchase Agreement). Reference is hereby made to the Collateral Documents for a description of the collateral thereby mortgaged, warranted, bargained, sold, released, conveyed, assigned, transferred, pledged and hypothecated, the nature and extent of the security for the Notes, the rights of the holders of the Notes, the Collateral Agent (as defined in the Note Purchase Agreement) in respect of such security and otherwise.

         The payment of the principal amount of, premium, if any, and interest on this Note has been unconditionally guaranteed by the Guarantors (as defined in the Note Purchase Agreement) pursuant to the Note Guaranty (as defined in the Note Purchase Agreement). Reference is hereby made thereto for a statement of the rights and benefits accorded thereby.


                                      1-2

         THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS AND PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF ILLINOIS, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

                                   WABASH NATIONAL CORPORATION




                                   By
                                      ------------------------------------------
                                      Title
                                            ------------------------------------


                                      1-3

                                 [FORM OF NOTE]


                           WABASH NATIONAL CORPORATION


      ADJUSTABLE RATE SENIOR SECURED NOTE, SERIES D, DUE December 17, 2004

No. _________                                                    April 11, 2003
$____________                                               PPN _______________

         FOR VALUE RECEIVED, the undersigned, WABASH NATIONAL CORPORATION (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to ________________, or registered assigns, the principal sum of ________________ DOLLARS on December 17, 2004, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the Series D Adjustable Rate (as defined in the Note Purchase Agreement referred to below) per annum from the date hereof, payable monthly, on the last day of each calendar month in each year, commencing with the last day of April, 2003, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable monthly as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) the Default Rate (as defined in the Note Purchase Agreement referred to below) or (ii) 2% over the rate of interest publicly announced by JP Morgan Chase Bank of New York from time to time in New York, New York as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Chicago, Illinois or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

         This Note is one of the Adjustable Rate Senior Secured Notes, Series D, due December 17, 2004 (the "Series D Notes") of the Company in the aggregate principal amount of $9,000,000 which, together with the Company's $22,000,000 aggregate principal amount of Adjustable Rate Senior Secured Notes, Series C, due March 30, 2004 (the "Series C Notes"), the Company's $3,000,000 aggregate principal amount of Adjustable Rate Senior Secured Notes, Series E, due March 13, 2005 (the "Series E Notes"), the Company's $13,000,000 aggregate principal amount of Adjustable Rate Senior Secured Notes, Series F, due December 17, 2006 (the "Series F Notes"), the Company's $20,000,000 aggregate principal amount of Adjustable Rate Senior Secured Notes, Series G, due December 30, 2008 (the "Series G Notes") and the Company's $25,000,000 aggregate principal amount of Adjustable Rate Senior Secured Notes, Series H, due December 17, 2008 (the "Series H Notes", said Series H Notes, together with the Series C Notes, the Series D Notes, the Series E Notes, the Series F Notes and the Series G Notes being hereinafter referred to collectively as the "Notes"), are issued and outstanding pursuant to


                                AMENDED EXHIBIT 2
                              (to Second Amendment)
the Amended and Restated Note Purchase Agreement, dated as of April 12, 2002 (as from time to time amended, the "Note Purchase Agreement"), among the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in SECTION 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in SECTION
6.2 of the Note Purchase Agreement.

         This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

         This Note is equally and ratably secured by the Collateral Documents (as defined in the Note Purchase Agreement). Reference is hereby made to the Collateral Documents for a description of the collateral thereby mortgaged, warranted, bargained, sold, released, conveyed, assigned, transferred, pledged and hypothecated, the nature and extent of the security for the Notes, the rights of the holders of the Notes, the Collateral Agent (as defined in the Note Purchase Agreement) in respect of such security and otherwise.

         The payment of the principal amount of, premium, if any, and interest on this Note has been unconditionally guaranteed by the Guarantors (as defined in the Note Purchase Agreement) pursuant to the Note Guaranty (as defined in the Note Purchase Agreement). Reference is hereby made thereto for a statement of the rights and benefits accorded thereby.


                                      2-2

         THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS AND PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF ILLINOIS, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

                                      WABASH NATIONAL CORPORATION




                                      By
                                         ---------------------------------------
                                         Title
                                               ---------------------------------


                                      2-3

                                 [FORM OF NOTE]


                           WABASH NATIONAL CORPORATION


        ADJUSTABLE RATE SENIOR SECURED NOTE, SERIES E, DUE March 13, 2005

No. _________                                                     April 11, 2003
$____________                                                PPN _______________

         FOR VALUE RECEIVED, the undersigned, WABASH NATIONAL CORPORATION (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to ________________, or registered assigns, the principal sum of ________________ DOLLARS on March 13, 2005, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the Series E Adjustable Rate (as defined in the Note Purchase Agreement referred to below) per annum from the date hereof, payable monthly, on the last day of each calendar month in each year, commencing with the last day of April, 2003, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable monthly as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) the Default Rate (as defined in the Note Purchase Agreement referred to below) or (ii) 2% over the rate of interest publicly announced by JP Morgan Chase Bank of New York from time to time in New York, New York as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Chicago, Illinois or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

         This Note is one of the Adjustable Rate Senior Secured Notes, Series E, due March 13, 2005 (the "Series E Notes") of the Company in the aggregate principal amount of $3,000,000 which, together with the Company's $22,000,000 aggregate principal amount of Adjustable Rate Senior Secured Notes, Series C, due March 30, 2004 (the "Series C Notes"), the Company's $9,000,000 aggregate principal amount of Adjustable Rate Senior Secured Notes, Series D, due December 17, 2004 (the "Series D Notes"), the Company's $13,000,000 aggregate principal amount of Adjustable Rate Senior Secured Notes, Series F, due December 17, 2006 (the "Series F Notes"), the Company's $20,000,000 aggregate principal amount of Adjustable Rate Senior Secured Notes, Series G, due December 30, 2008 (the "Series G Notes") and the Company's $25,000,000 aggregate principal amount of Adjustable Rate Senior Secured Notes, Series H, due December 17, 2008 (the "Series H Notes", said Series H Notes, together with the Series C Notes, the Series D Notes, the Series E Notes, the Series F Notes and the Series G Notes are hereinafter referred to collectively as the "Notes"), are issued and outstanding pursuant to the


                                AMENDED EXHIBIT 3
                              (to Second Amendment)

Amended and Restated Note Purchase Agreement, dated as of April 12, 2002 (as from time to time amended, the "Note Purchase Agreement"), among the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in SECTION 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section
6.2 of the Note Purchase Agreement.

         This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

         This Note is equally and ratably secured by the Collateral Documents (as defined in the Note Purchase Agreement). Reference is hereby made to the Collateral Documents for a description of the collateral thereby mortgaged, warranted, bargained, sold, released, conveyed, assigned, transferred, pledged and hypothecated, the nature and extent of the security for the Notes, the rights of the holders of the Notes, the Collateral Agent (as defined in the Note Purchase Agreement) in respect of such security and otherwise.

         The payment of the principal amount of, premium, if any, and interest on this Note has been unconditionally guaranteed by the Guarantors (as defined in the Note Purchase Agreement) pursuant to the Note Guaranty (as defined in the Note Purchase Agreement). Reference is hereby made thereto for a statement of the rights and benefits accorded thereby.


                                      3-2

         THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS AND PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF ILLINOIS, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

                                   WABASH NATIONAL CORPORATION




                                   By
                                      -----------------------------------------
                                      Title
                                            -----------------------------------


                                      3-3

                                 [FORM OF NOTE]


                           WABASH NATIONAL CORPORATION


      ADJUSTABLE RATE SENIOR SECURED NOTE, SERIES F, DUE December 17, 2006

No. _________                                                    April 11, 2003
$____________                                               PPN _______________

         FOR VALUE RECEIVED, the undersigned, WABASH NATIONAL CORPORATION (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to ________________, or registered assigns, the principal sum of ________________ DOLLARS on December 17, 2006, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the Series F Adjustable Rate (as defined in the Note Purchase Agreement referred to below) per annum from the date hereof, payable monthly, on the last day of each calendar month in each year, commencing with the last day of April, 2003, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable monthly as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) the Default Rate (as defined in the Note Purchase Agreement referred to below) or (ii) 2% over the rate of interest publicly announced by JP Morgan Chase Bank of New York from time to time in New York, New York as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Chicago, Illinois or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

         This Note is one of the Adjustable Rate Senior Secured Notes, Series F, due December 17, 2006 (the "Series F Notes") of the Company in the aggregate principal amount of $13,000,000 which, together with the Company's $22,000,000 aggregate principal amount of Adjustable Rate Senior Secured Notes, Series C, due March 30, 2004 (the "Series C Notes"), the Company's $9,000,000 aggregate principal amount of Adjustable Rate Senior Secured Notes, Series D, due December 17, 2004 (the "Series D Notes"), the Company's $3,000,000 aggregate principal amount of Adjustable Rate Senior Secured Notes, Series E, due March 13, 2005 (the "Series E Notes"), the Company's $20,000,000 aggregate principal amount of Adjustable Rate Senior Secured Notes, Series G, due December 30, 2008 (the "Series G Notes") and the Company's $25,000,000 aggregate principal amount of Adjustable Rate Senior Secured Notes, Series H, due December 17, 2008 (the "Series H Notes", said Series H Notes, together with the Series C Notes, the Series D Notes, the Series E Notes, the Series F Notes and the Series G Notes are hereinafter referred to collectively as the "Notes"), are issued and outstanding pursuant to the


                                AMENDED EXHIBIT 4
                              (to Second Amendment)

Amended and Restated Note Purchase Agreement, dated as of April 12, 2002 (as from time to time amended, the "Note Purchase Agreement"), among the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in SECTION 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in SECTION
6.2 of the Note Purchase Agreement.

         This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

         This Note is equally and ratably secured by the Collateral Documents (as defined in the Note Purchase Agreement). Reference is hereby made to the Collateral Documents for a description of the collateral thereby mortgaged, warranted, bargained, sold, released, conveyed, assigned, transferred, pledged and hypothecated, the nature and extent of the security for the Notes, the rights of the holders of the Notes, the Collateral Agent (as defined in the Note Purchase Agreement) in respect of such security and otherwise.

         The payment of the principal amount of, premium, if any, and interest on this Note has been unconditionally guaranteed by the Guarantors (as defined in the Note Purchase Agreement) pursuant to the Note Guaranty (as defined in the Note Purchase Agreement). Reference is hereby made thereto for a statement of the rights and benefits accorded thereby.


                                      4-2

         THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS AND PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF ILLINOIS, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

                                      WABASH NATIONAL CORPORATION




                                      By
                                         --------------------------------------
                                         Title
                                               --------------------------------


                                      4-3

                                 [FORM OF NOTE]


                           WABASH NATIONAL CORPORATION


      ADJUSTABLE RATE SENIOR SECURED NOTE, SERIES G, DUE December 30, 2008

No. _________                                                    April 11, 2003
$____________                                               PPN _______________

         FOR VALUE RECEIVED, the undersigned, WABASH NATIONAL CORPORATION (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to ________________, or registered assigns, the principal sum of ________________ DOLLARS on December 30, 2008, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the Series G Adjustable Rate (as defined in the Note Purchase Agreement referred to below) per annum from the date hereof, payable monthly, on the last day of each calendar month in each year, commencing with the last day of April, 2003, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable monthly as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) the Default Rate (as defined in the Note Purchase Agreement referred to below) or (ii) 2% over the rate of interest publicly announced by JP Morgan Chase Bank of New York from time to time in New York, New York as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Chicago, Illinois or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

         This Note is one of the Adjustable Rate Senior Secured Notes, Series G, due December 30, 2008 (the "Series G Notes") of the Company in the aggregate principal amount of $20,000,000 which, together with the Company's $22,000,000 aggregate principal amount of Adjustable Rate Senior Secured Notes, Series C, due March 30, 2004 (the "Series C Notes"), the Company's $9,000,000 aggregate principal amount of Adjustable Rate Senior Secured Notes, Series D, due December 17, 2004 (the "Series D Notes"), the Company's $3,000,000 aggregate principal amount of Adjustable Rate Senior Secured Notes, Series E, due March 13, 2005 (the "Series E Notes"), the Company's $13,000,000 aggregate principal amount of Adjustable Rate Senior Secured Notes, Series F, due December 17, 2006 (the "Series F Notes") and the Company's $25,000,000 aggregate principal amount of Adjustable Rate Senior Secured Notes, Series H, due December 17, 2008 (the "Series H Notes", said Series H Notes, together with the Series C Notes, the Series D Notes, the Series E Notes, the Series F Notes and the Series G Notes are hereinafter referred to collectively as the "Notes"), are issued and outstanding pursuant to the Amended and Restated Note Purchase Agreement, dated as of April 12, 2002 (as from time to

                                AMENDED EXHIBIT 5
                              (to Second Amendment)
time amended, the "Note Purchase Agreement"), among the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in SECTION 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in SECTION
6.2 of the Note Purchase Agreement.

         This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

         This Note is equally and ratably secured by the Collateral Documents (as defined in the Note Purchase Agreement). Reference is hereby made to the Collateral Documents for a description of the collateral thereby mortgaged, warranted, bargained, sold, released, conveyed, assigned, transferred, pledged and hypothecated, the nature and extent of the security for the Notes, the rights of the holders of the Notes, the Collateral Agent (as defined in the Note Purchase Agreement) in respect of such security and otherwise.

         The payment of the principal amount of, premium, if any, and interest on this Note has been unconditionally guaranteed by the Guarantors (as defined in the Note Purchase Agreement) pursuant to the Note Guaranty (as defined in the Note Purchase Agreement). Reference is hereby made thereto for a statement of the rights and benefits accorded thereby.


                                      5-2

         THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS AND PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF ILLINOIS, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

                                         WABASH NATIONAL CORPORATION




                                         By
                                            ------------------------------------
                                            Title
                                                  ------------------------------


                                      5-3

                                 [FORM OF NOTE]


                           WABASH NATIONAL CORPORATION


      ADJUSTABLE RATE SENIOR SECURED NOTE, SERIES H, DUE December 17, 2008

No. _________                                                     April 11, 2003
$____________                                                PPN _______________


         FOR VALUE RECEIVED, the undersigned, WABASH NATIONAL CORPORATION (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to ________________, or registered assigns, the principal sum of ________________ DOLLARS on December 17, 2008, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the Series H Adjustable Rate (as defined in the Note Purchase Agreement referred to below) per annum from the date hereof, payable monthly, on the last day of each calendar month in each year, commencing with the last day of April, 2003, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable monthly as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) the Default Rate (as defined in the Note Purchase Agreement referred to below) or (ii) 2% over the rate of interest publicly announced by JP Morgan Chase Bank of New York from time to time in New York, New York as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Chicago, Illinois or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

         This Note is one of the Adjustable Rate Senior Secured Notes, Series H, due December 17, 2008 (the "Series H Notes") of the Company in the aggregate principal amount of $25,000,000 which, together with the Company's $22,000,000 aggregate principal amount of Adjustable Rate Senior Secured Notes, Series C, due March 30, 2004 (the "Series C Notes"), the Company's $9,000,000 aggregate principal amount of Adjustable Rate Senior Secured Notes, Series D, due December 17, 2004 (the "Series D Notes"), the Company's $3,000,000 aggregate principal amount of Adjustable Rate Senior Secured Notes, Series E, due March 13, 2005 (the "Series E Notes"), the Company's $13,000,000 aggregate principal amount of Adjustable Rate Senior Secured Notes, Series F, due December 17, 2006 (the "Series F Notes") and the Company's $20,000,000 aggregate principal amount of Adjustable Rate Senior Secured Notes, Series G, due December 30, 2008 (the "Series G Notes", said Series G Notes, together with the Series C Notes, the Series D Notes, the Series E Notes, the Series F Notes and the Series H Notes are hereinafter referred to collectively as the "Notes"), are issued and outstanding pursuant to the Amended and Restated Note Purchase Agreement, dated as of April 12, 2002 (as from time to

                                AMENDED EXHIBIT 6
                              (to Second Amendment)
time amended, the "Note Purchase Agreement"), among the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in SECTION 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in SECTION
6.2 of the Note Purchase Agreement.

         This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         The Company will make a required prepayment of principal on the date and in the amount specified in the Note Purchase Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

         This Note is equally and ratably secured by the Collateral Documents (as defined in the Note Purchase Agreement). Reference is hereby made to the Collateral Documents for a description of the collateral thereby mortgaged, warranted, bargained, sold, released, conveyed, assigned, transferred, pledged and hypothecated, the nature and extent of the security for the Notes, the rights of the holders of the Notes, the Collateral Agent (as defined in the Note Purchase Agreement) in respect of such security and otherwise.

         The payment of the principal amount of, premium, if any, and interest on this Note has been unconditionally guaranteed by the Guarantors (as defined in the Note Purchase Agreement) pursuant to the Note Guaranty (as defined in the Note Purchase Agreement). Reference is hereby made thereto for a statement of the rights and benefits accorded thereby.


                                      6-2

         THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS AND PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF ILLINOIS, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

                              WABASH NATIONAL CORPORATION




                              By
                                 -----------------------------------------------
                                 Title
                                        ----------------------------------------




                                      6-3

                           [FORM OF DEFERRAL FEE NOTE]


                           WABASH NATIONAL CORPORATION


           ADJUSTABLE RATE SENIOR SECURED PIK NOTE, DUE March 30, 2004

No. DFR-_________                                                 April 11, 2003
$____________ Original Principal Amount                      PPN _______________


         FOR VALUE RECEIVED, the undersigned, WABASH NATIONAL CORPORATION (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to ________________, or registered assigns, the DFR-__ Note Accreted Principal Amount on March 30, 2004. The outstanding principal amount of this Senior Secured PIK Note shall accrete at the Series C Adjustable Rate (as defined in the Note Purchase Agreement referred to below) per annum on a monthly basis on the last day of each calendar month in each year commencing with the last day of April, 2003 (computed on the basis of a year of 360 days and twelve 30-day months) from the date of issuance hereof and shall cease to accrete on the date on which this Senior Secured PIK Note shall have been paid in full; provided that in the case of any prepayment or other payment of this Senior Secured PIK Note on any date other than the last day of any calendar month, the outstanding principal amount of this Senior Secured PIK Note shall accrete at the Series C Adjustable Rate per annum on a daily basis from the date of the last day of such calendar month to the date of such prepayment; provided further that upon the occurrence of an Event of Default (as defined in the Note Purchase Agreement referred to below and until such Event of Default has been cured or waived in writing (such period constituting a "Default Interest Period"), the outstanding principal amount of this Senior Secured PIK Note shall accrete, to the extent permitted by law, at a rate per annum from time to time equal to the greater of (i) the Default Rate (as defined in the Note Purchase Agreement referred to below) or (ii) 2% over the rate of interest publicly announced by JP Morgan Chase Bank of New York from time to time in New York, New York as its "base" or "prime" rate. It is understood and agreed that any reference in this Senior Secured PIK Note to the "principal amount" of this Senior Secured PIK Note shall include a reference to the R-___ Note Accreted Principal Amount thereof whether or not specifically set forth.

         "DFR-__ Note Accreted Principal Amount" shall mean with reference to this Senior Secured PIK Note, as of any date of determination, the sum of (a) [$117,500.00 for Principal Life/$97,916.67 for the two Great West accounts] and
(b) the outstanding principal amount of this Senior Secured PIK Note which shall have been accreted thereon from the date of issuance through such date, such amount shall accrete at the Series C Adjustable Rate per annum on a monthly basis on the last day of each calendar month in each year commencing with the last day of April, 2003 (computed on the basis of a year of 360 days and twelve 30-day months) and shall cease to accrete on the date on which this Senior Secured PIK Note shall have been paid in full; provided that in the case of any prepayment or other payment of this Senior Secured PIK Note on any date other than the last day of any calendar month, the outstanding principal amount of


                                AMENDED EXHIBIT 7
                              (to Second Amendment)
this Senior Secured PIK Note shall accrete at the Series C Adjustable Rate per annum on a daily basis from the date of the last day of such calendar month to the date of such prepayment.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Chicago, Illinois or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

         This Note is one of the Senior Secured PIK Notes, due March 30, 2004 (the "Deferral Fee Notes") of the Company in the aggregate principal amount of $215,415.67 which, together with the Company's Series C Notes, Series D Notes, Series E Notes, Series F Notes, Series H Notes and Make-Whole Notes (as each is defined in the Note Purchase Agreement described below) are hereinafter referred to collectively as the "Notes", are issued and outstanding pursuant to the Amended and Restated Note Purchase Agreement, dated as of April 12, 2002 (as from time to time amended, the "Note Purchase Agreement"), among the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in SECTION 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in SECTION
6.2 of the Note Purchase Agreement.

         This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         The Company will make a required prepayment of principal on the date and in the amount specified in the Note Purchase Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the DFR-__ Note Accreted Principal Amount of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

         This Note is equally and ratably secured by the Collateral Documents (as defined in the Note Purchase Agreement). Reference is hereby made to the Collateral Documents for a description of the collateral thereby mortgaged, warranted, bargained, sold, released, conveyed, assigned, transferred, pledged and hypothecated, the nature and extent of the security for the Notes, the rights of the holders of the Notes, the Collateral Agent (as defined in the Note Purchase Agreement) in respect of such security and otherwise.


                                      7-2

         The payment of all DFR-__ Note Accreted Principal Amount of, premium, if any, and interest on this Note has been unconditionally guaranteed by the Guarantors (as defined in the Note Purchase Agreement) pursuant to the Note Guaranty (as defined in the Note Purchase Agreement). Reference is hereby made thereto for a statement of the rights and benefits accorded thereby.

         THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS AND PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF ILLINOIS, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.


                              WABASH NATIONAL CORPORATION





                              By
                                 -----------------------------------------------
                                 Title
                                        ----------------------------------------


                                      7-3

                                 [FORM OF NOTE]


                           WABASH NATIONAL CORPORATION


                SENIOR SECURED PIK GRID NOTE, DUE March 30, 2004

No. _________                                                     April 11, 2003
$____________                                                PPN _______________

         FOR VALUE RECEIVED, the undersigned, WABASH NATIONAL CORPORATION (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to ________________, or registered assigns, the MWR-__ Note Accreted Principal Amount on March 30, 2004. The outstanding principal amount of this Senior Secured PIK Grid Note shall accrete at the [Series ___ Adjustable Rate] (as defined in the Note Purchase Agreement referred to below) per annum on a monthly basis on the last day of each calendar month in each year commencing April , 2003 (computed on the basis of a year of 360 days and twelve 30-day months) from the date of issuance hereof and shall cease to accrete on the date on which this Senior Secured PIK Grid Note shall have been paid in full; provided that in the case of any prepayment or other payment of this Senior Secured PIK Grid Note on any date other than the last day of any calendar month, the outstanding principal amount of this Senior Secured PIK Grid Note shall accrete at the [Series ___ Adjustable Rate] (as defined in the Note Purchase Agreement referred to below) per annum on a daily basis from the date of the last day of such calendar month to the date of such prepayment; provided further that upon the occurrence of an Event of Default (as defined in the Note Purchase Agreement referred to below and until such Event of Default has been cured or waived in writing (such period constituting a "Default Interest Period"), the outstanding principal amount of this Senior Secured PIK Grid Note shall accrete, to the extent permitted by law, at a rate per annum from time to time equal to the greater of (i) [the Default Rate (as defined in the Note Purchase Agreement referred to below)] or (ii) 2% over the rate of interest publicly announced by JP Morgan Chase Bank of New York from time to time in New York, New York as its "base" or "prime" rate. It is understood and agreed that any reference in this Senior Secured PIK Grid Note to the "principal amount" of this Senior Secured PIK Grid Note shall include a reference to the MWR-___ Note Accreted Principal Amount thereof whether or not specifically set forth.

         "MWR-__ Note Accreted Principal Amount" shall mean with reference to this Senior Secured PIK Grid Note, as of any date of determination, the sum of
(a) the Make-Whole Amounts which shall become payable to the holder of this Note with respect to such holder's Series D Notes, Series E Notes, Series F Notes, Series G Notes or Series H Notes, as the case may be, from time to time upon payment by the Company of portions of the principal amount of such Notes pursuant to SECTION 8.1(B) of the Note Purchase Agreement and (b) the outstanding principal amount of this Senior Secured PIK Grid Note which shall have been accreted thereon from the date of issuance through such date, such amount shall accrete at the [Series ___ Adjustable Rate] per annum on a monthly basis on the last day of each calendar month in each year commencing with the last day of the calendar month next succeeding the date hereof (computed on the basis of a year of 360 days and twelve 30-day months) and shall cease to

                                AMENDED EXHIBIT 8
                              (to Second Amendment)
accrete on the date on which this Senior Secured PIK Grid Note shall have been paid in full; provided that in the case of any prepayment or other payment of this Senior Secured PIK Grid Note on any date other than the last day of any calendar month, the outstanding principal amount of this Senior Secured PIK Grid Note shall accrete at the [Series ___ Adjustable Rate] per annum on a daily basis from the date of the last day of such calendar month to the date of such prepayment. The amounts of the Make-Whole Amounts payable from time to time may for the convenience of the parties be recorded by the holder hereof on the attached Grid however the books and records of the holder shall, in the absence of manifest error, be conclusive as to the determination of the Make-Whole Amounts evidenced by this Note.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Chicago, Illinois or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

         This Note is one of the Senior Secured PIK Grid Notes, due March 30, 2004 (the "Make-Whole Notes") of the Company which, together with the Company's Series C Notes, Series D Notes, Series E Notes, Series F Notes, Series H Notes and Deferral Fee Notes (as each is defined in the Note Purchase Agreement described below) are hereinafter referred to collectively as the "Notes", are issued and outstanding pursuant to the Amended and Restated Note Purchase Agreement, dated as of April 12, 2002 (as from time to time amended, the "Note Purchase Agreement"), among the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in SECTION 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in SECTION 6.2 of the Note Purchase Agreement.

         This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         The Company will make a required prepayment of principal on the date and in the amount specified in the Note Purchase Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.


                                      8-2

         This Note is equally and ratably secured by the Collateral Documents (as defined in the Note Purchase Agreement). Reference is hereby made to the Collateral Documents for a description of the collateral thereby mortgaged, warranted, bargained, sold, released, conveyed, assigned, transferred, pledged and hypothecated, the nature and extent of the security for the Notes, the rights of the holders of the Notes, the Collateral Agent (as defined in the Note Purchase Agreement) in respect of such security and otherwise.

         The payment of all MWR-__ Note Accreted Principal Amount of, premium, if any, and interest on this Note has been unconditionally guaranteed by the Guarantors (as defined in the Note Purchase Agreement) pursuant to the Note Guaranty (as defined in the Note Purchase Agreement). Reference is hereby made thereto for a statement of the rights and benefits accorded thereby.

         THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS AND PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF ILLINOIS, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.


                              WABASH NATIONAL CORPORATION




                              By
                                 -----------------------------------------------
                                 Title
                                        ----------------------------------------


* Insert the following interest rates and overdue rates for the PIK Grid Notes issued as follows:

Notes Issued to:
Series D Holders       Series D Adjustable Rate        Series D Default Rate
Series E Holders       Series E Adjustable Rate        Series E Default Rate
Series F Holders       Series F Adjustable Rate        Series F Default Rate
Series G Holders       Series G Adjustable Rate        Series G Default Rate
Series H Holders       Series H Adjustable Rate        Series H Default Rate



                                      8-3

                           WABASH NATIONAL CORPORATION
  SCHEDULE OF MAKE-WHOLE AMOUNTS DUE UNDER THE SENIOR SECURED PIK GRID NOTE DUE
                                 MARCH 30, 2004

Date               Make-Whole       Accreted        Applicable       Accreted        Total Accreted
                   Amount           Principal       Interest Rate    Interest        Principal and
                                    Amount                           Payable         Interest
                                                                                     Payable
4/30/02
5/31/02
6/30/02
7/31/02
8/31/02
9/30/02
10/31/02
11/30/02
12/31/02
1/31/03
2/28/03
3/31/03
4/30/03
5/31/03
6/30/03
7/31/03
8/31/03
9/30/03
10/31/03
11/30/03
12/31/03
1/31/04
2/28/04
3/31/04



                                      8-4

                             AMENDED EXHIBIT 7.1(B)

                                 EXHIBIT 7.1(b)

                         FORM OF COMPLIANCE CERTIFICATE

To:      The Parties to the
         Note Agreements Described Below


                  This Compliance Certificate is furnished pursuant to that certain Amended and Restated Note Purchase Agreement dated as of April 12, 2002 (as amended, modified, renewed or extended from time to time, the "Agreement") among Wabash National Corporation (the "Company"), and each of the Purchasers named therein. Unless otherwise defined herein, capitalized terms used in this Compliance Certificate have the meanings ascribed thereto in the Agreement.

         THE UNDERSIGNED HEREBY CERTIFIES THAT:

                  1. I am the duly elected __________ of the Company and the [Chief Financial Officer] [Treasurer];

                  2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Company and its Subsidiaries during the accounting period covered by the attached financial statements;

                  3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes a Default or Unmatured Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth below; and

                  4. Schedule I and Schedule II attached hereto set forth financial data and computations evidencing the Company's compliance with certain covenants of the Agreement and the Excess Cash Flow during the accounting period covered by the attached financial statements, all of which data and computations are true, complete and correct.

                  Described below are the exceptions, if any, to paragraph 3, listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Company has taken, is taking, or proposes to take with respect to each such condition or event:


-----------------------------------------------------------------

-----------------------------------------------------------------


                             AMENDED EXHIBIT 7.1(B)
                              (to Second Amendment)

                  The foregoing certifications, together with the computations set forth in Schedule I and Schedule II hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this _____ day of __________, ____.


                                                --------------------------------
                                                     [Insert Name of Officer]




                                    7.1(B)-2

Wabash National Corporation
Quarterly Compliance Certificate Worksheet

                             COMPLIANCE CERTIFICATE
             QUARTERLY SCHEDULE OF COMPLIANCE AS OF _________, 2003

A.       INTENTIONALLY OMITTED


B.       INTENTIONALLY OMITTED


C.       MINIMUM CONSOLIDATED EQUITY (SECTION 10.3(B))

         1.       Actual Amount:

                  a.       Consolidated Equity                       $        -
                  b.       Minimum Required Amount                   $        -

D.       MAXIMUM LEVERAGE VALUATION RATIO (SECTION 10.3(C))

         1.       Actual Amount:
                  a.       Term Debt (Notes & Bank Debt)             $        -
                  b.       Revolver (Super Revolver)                 $        -
                                                                     -----------
                  c.       Total Debt (a+b)                          $        -
                  d.       Cash and Cash Equivalents                 $        -
                  e.       Net Inventory                             $        -
                  f.       Net Prepaid and Other Expenses            $        -
                  g.       Net PP&E                                  $        -
                                                                     -----------
                  h.       Total Assets (d+e+f+g)                    $        -
                  i.       Leverage Ratio (c/h)                                x
                                                                          -----

         2.       Minimum Required Amount                                      x
                                                                          -----




                                    7.1(B)-3

E.       MINIMUM CONSOLIDATED CUMULATIVE (SINCE 1/1/2003) EBITDA (SECTION 10.3(D))

         1.       Actual Amount:

                  a.       Consolidated Operating Income                                           $         -
                  b.       Foreign and Domestic Taxes Deducted in Operating Income                 $         -
                  c.       Interest Expense Deducted in Operating Income                           $         -
                  d.       Eligible Asset Disposition Charges                                      $         -
                  e.       Eligible Asset Impairment Charges                                       $         -
                  f.       Eligible Miscellaneous Non-Cash Charges                                 $         -
                  g.       Eligible Restructuring Charges                                          $         -
                  h.       Depreciation Expense Deducted in Operating Income                       $         -
                  i.       Amortization Expense Deducted in Operating Income                       $         -
                  j.       Interest Income Included in Operating Income                            $         -
                  k.       Total Tax Benefit Included in Operating Income                          $         -
                  l.       Consolidated EBITDA (a+b+c+d+e+f+g+h+i-j-k)                             $         -

         2.       Minimum Required Amount                                                          $         -

F.       INTENTIONALLY OMITTED

G.       MAXIMUM CAPITAL EXPENDITURES (SECTION 10.3(F))

         1.       Actual Amount:
                  a. Capital Expenditures (Year-to-Date)                                           $         -

         2.       Maximum Annual Allowed Amount                                                    $ 4,000,000

H.       MAXIMUM FINANCE CONTRACTS (SECTION 10.3(G))

         1.       Actual Amount:
                  a. Finance Contracts (Year-To-Date)                                              $         -

         2.       Maximum Annual Allowed Amount                                                    $ 5,000,000



                                    7.1(B)-4

A.       MAXIMUM OTHER UNSECURED INDEBTEDNESS (Section 10.2(a))

         1.       Actual Amount:                                                $ ____________

         2.       Maximum Permitted Amount:                                     $    3,000,000

B.       SALES OF ASSETS (Section 10.2(b)(v))
                          ------------------

         1.       Actual Amount:

                  a.       Total amount of sales of assets in current fiscal
                           year to date (See Schedule II for detail)            $ ____________

         2.       Maximum Permitted Amount:                                     $    5,000,000

C.       INTENTIONALLY OMITTED

D.       INVESTMENTS (Section 10.2(d)(vii))

         For each new Investment pursuant to Section 10.2(d)(vii) of the Agreement during the most recent fiscal quarter covered by this Certificate, complete the following:

         1.       Date and brief description of nature of new Investment:

                  --------------------------------------------------------------


                  --------------------------------------------------------------

         2.       Actual Amount:

                  a.       Amount of new Investment                             $ ____________

                  b.       Amount of existing Investments under
                           Section 10.2(d)(vii)                                 + ____________

                  c.       Total Investments under Section10.2(d)(vii)         =$ ____________

         3.       Maximum Permitted Amount:                                     $    5,000,000

E.       LEASES (Section 10.2(n))

         1.       Actual Amount of Leases:                                      $ ____________

         2.       Maximum Permitted Amount:                                     $    5,000,000



                                    7.1(B)-5

                      SCHEDULE II TO COMPLIANCE CERTIFICATE

                  Schedule of Compliance as of __________, ____

                             (Dollars in Thousands)

A.       Sales of Assets

         [List separate sales and amounts]                                      $ ____________

                                                                                  ____________

                                                                                  ____________

                                                                       Total    $ ____________



                                     7(B)-6